Exhibit 10.25

EXECUTION VERSION

CONFIDENTIAL

AMENDMENT TO SHAREHOLDERS AGREEMENT

AMENDMENT dated as of September 26, 2018 (this “Amendment Agreement”) to the Third Amended and Restated Shareholders Agreement, dated as of January 8, 2018 (the “Existing Shareholders Agreement” and as amended by this Amendment Agreement, the “Shareholders Agreement”), by and among Tencent Music Entertainment Group (騰訊音樂娛樂集團) (the “Company”), the Shareholders of the Company party to the Existing Shareholder Agreement and other parties thereto. Unless otherwise defined herein, terms used but not defined herein shall have the same meanings given to them in the Existing Shareholders Agreement.

WHEREAS, the Company, the Shareholders and certain other parties thereto entered into the Existing Shareholders Agreement or have become a Shareholder party thereto by executing and delivering a Joinder thereto in accordance with the Existing Shareholders Agreement;

WHEREAS, the Company has requested certain amendments to the Existing Shareholders Agreement pursuant to which, among other things, (i) the Right of Participation of the Shareholders under the Shareholders Agreement will not apply to an issuance of up to an aggregate of 68,131,015 Ordinary Shares to WMG China LLC and Sony Music Entertainment in accordance with certain share subscription agreements to be entered into by the Company (the “Major Label Issuance”); (ii) the references to the numbers of Ordinary Shares reserved or issuable under the Company’s ESOP will be updated to reflect adjustments that have been made as a result of a distribution of Ordinary Shares completed in December 2017; and (iii) certain other appropriate changes will be made to the Existing Shareholders Agreement to facilitate a potential IPO of the Company;

WHEREAS, the Major Label Issuance has been duly approved by a majority of the Board of the Company (subject to the effectiveness of this Amendment Agreement) and by the Shareholders holding more than 66.7% of the issued and outstanding Shares of the Company pursuant to Section 10.2(a) of the Existing Shareholders Agreement;

WHEREAS, for the Major Label Issuance to be consummated prior to the IPO, it is necessary that the Existing Shareholders Agreement be amended to exclude the Major Label Issuance from the application of the Shareholders’ Right of Participation, which will terminate automatically as of immediately prior to the consummation of the IPO and will not apply to any issuance of shares after the IPO;

WHEREAS, the Shareholders party to this Amendment Agreement have concluded that it is in the best interest of the Company and the Shareholders to complete the IPO as promptly as reasonably practicable;

WHEREAS, consummating the Major Label Issuance prior to the IPO will facilitate a speedy completion of the IPO.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment of the Existing Shareholders Agreement. The Existing Shareholders Agreement is hereby amended as follows:

(a) The parties acknowledge that, to facilitate the transactions described in the second recital above, certain additional exclusions from the definition of “New Securities” are inserted in clauses (ii), (v) and (xi) below. The definition of “New Securities” in Section 1 (Definitions) of the Shareholders Agreement shall be replaced in its entirety by the following:

“New Securities” means any share, share capital, registered capital, ownership interest, partnership interest, equity interest, joint venture or other ownership interest of the Company, or any option, warrant, or right to subscribe for, acquire or purchase any of the foregoing, or any other security or instrument convertible into or exercisable or exchangeable for any of the foregoing, or any equity appreciation, phantom equity, equity plan or similar right with respect to the Company, or any contract of any kind for the purchase or acquisition from the Company of any of the foregoing, either directly or indirectly, provided, however, that the term “New Securities” does not include:

(i)	Ordinary Shares issued or issuable to qualified employees of the Company pursuant to the 2014 ESOP, or any options to purchase such shares;

(ii)

any other Company Securities issued or to be issued under the ESOP, including issuance of up to 37,000,000 Ordinary Shares (subject to subsequent adjustment for share splits, share dividends, reverse share splits, recapitalizations and the like) in exchange for the repurchase of unexercised options granted under the ESOP;

(iii)	any securities issued in connection with any share dividend, distribution, share split, share consolidation, or other similar event in which the Shareholders are otherwise entitled to participate;

(iv)	any shares issued upon exercise of options, warrants or other types of awards as approved by the Board;

(v)	any shares issued pursuant to, or concurrently with and conditional upon, the QIPO;

(vi)	any securities of the Company issued or issuable pursuant to the Issuance Obligation;

(vii)	any Anti-Dilution Issuance Shares or any securities of the Company issued or issuable pursuant to the Anti-Dilution Issuance to Tencent;

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(viii)

any shares reserved and issuable to any Shareholder, if applicable, pursuant to its exercise of right of participation under the Prior SHAs in relation to the transactions contemplated under the Tencent Subscription Agreement;

(ix)	any shares issued under the R2G Agreement (provided that, if any shares are issued under this clause (ix), CIFH shall have returned an equivalent number of Ordinary Shares to the Company);

(x)	up to 69,844,564 Ordinary Shares issued or issuable to investors other than Existing Shareholders and the Ordinary Shares issued or issuable pursuant to the Spotify Subscription Agreement;

(xi)	an aggregate of 68,131,015 Ordinary Shares to be issued to the purchasers thereunder pursuant to the Major Label Subscription Agreement; and

(xii)

any securities of the Company issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of assets, or other reorganization in a single transaction or series of related transactions, in each case, duly approved in accordance with Section 10.2(b) (Protective Provisions).

(b) In connection with the Major Label Issuance and the amendments set forth in Section 1(a) above of this Amendment Agreement, the following additional definitions shall be added to Section 1 (Definitions) of the Shareholders Agreement:

“Equity Financing Subscription Agreements” means the share subscription agreements entered into by the Company and the purchasers thereunder, pursuant to which an aggregate of 119,394,895 Ordinary Shares were issued to the purchasers, the forms of which were approved by the Board on December 29, 2017.

“Major Label Subscription Agreements” means collectively that certain Share Subscription Agreement to be entered into by and between the Company and WMG China LLC and that certain Share Subscription Agreement to be entered into by and between the Company and Sony Music Entertainment.

(c) The definitions of “ESOP” and “Subscription Agreements” in Section 1 (Definitions) of the Shareholders Agreement shall be amended by replacing each definition in its entirety with the following, as applicable:

“ESOP” means collectively, the 2014 ESOP, the 2017 Share Option Plan approved by the Board under which the maximum aggregate number of Ordinary Shares available for exercise of the options to be granted thereunder is 37,906,988 Ordinary Shares (including awards of up to 8,767,610 Ordinary Shares that had not been granted under the 2014 ESOP and have been granted under the 2017 Share Option Plan) and the 2017 Restricted Share Award Scheme approved by the Board under which the maximum aggregate number of Ordinary Shares which may be issued pursuant to all awards of restricted shares to be granted thereunder is 43,709,066 Ordinary Shares (including awards of up to 13,754,920 Ordinary Shares reserved for issuance under the Tencent ESOP).

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“Subscription Agreements” means collectively the Equity Financing Subscription Agreements and the Major Label Subscription Agreements.

(d) The references to the number “12,637,194” in (i) the definition of “Tencent ESOP” in Section 1 (Definitions) of the Shareholders Agreement and (ii) Section 10.5 (Tencent ESOP) of the Shareholders Agreement shall be replaced with “13,754,920”.

(e) The parties hereto acknowledge that, in connection with a potential IPO, the following amendment is made to exclude the offer and sale of any shares by the existing Shareholders as part of the IPO from the application of the Right of First Refusal and certain other transfer restrictions in the Shareholders Agreement. Section 4.1 (Restriction on Transfer) of the Shareholders Agreement shall be amended by adding a new clause (g) at the end thereof to read as follows: “or (g) by a Shareholder pursuant to the registration statement filed by the Company in connection with the QIPO”.

SECTION 2. Effectiveness of this Amendment Agreement. This Amendment Agreement shall be effective as of the date first written above upon the execution and delivery of this Amendment Agreement by the Company and the Shareholders holding at least 75% of the issued and outstanding Ordinary Shares held by all the Shareholders. Except as amended by or otherwise provided in this Amendment Agreement, the terms and conditions of the Existing Shareholders Agreement shall remain in full force and effect without modification or limitation. Upon the effectiveness of this Amendment Agreement, all references to “this Agreement,” “hereof,” “hereunder” or words of like import shall mean and be a reference to the Shareholders Agreement, as amended by this Amendment Agreement; and all references to “Prior Agreement” shall mean and be a reference to the Existing Shareholders Agreement.

SECTION 3 Further Assurances. Each of the undersigned hereby agrees to execute and deliver all such other and additional instruments and documents and do all such other acts and things as may be necessary or appropriate to effect this Amendment Agreement.

SECTION 4. Miscellaneous. Section 11.4 (Governing Law and Dispute Resolution), Section 11.5 (Counterparts), Section 11.6 (Headings), Section 11.12 (Confidentiality), Section 11.18 (Representations and Warranties) and Section 11.21 (Interpretation; Absence of Presumption) of the Shareholders Agreement shall apply to this Amendment Agreement, mutatis mutandis.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

THE COMPANY:

TENCENT MUSIC ENTERTAINMENT GROUP (騰訊音樂娛樂集團)

By:	/s/ Cussion Pang
Name: Cussion Pang
Title: Director

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDERS:

MIN RIVER INVESTMENT LIMITED

By:	/s/ Ma Huateng
Name: Ma Huateng
Title: Director

MIN RIVER INVESTMENT LIMITED

as attorney-in-fact for and on behalf of

EMPEROR ENTERTAINMENT INVESTMENT LIMITED, YG ENTERTAINMENT INC., YG PLUS, INC., HUAYI BROTHERS INTERNATIONAL LIMITED, EASTERN EAGLE INVESTMENT CO., LTD., B’IN MUSIC INTERNATIONAL LIMITED, INTERESTING DEVELOPMENT INC., BEGINS STUDIO ENTERTAINMENT LIMITED, REMARKABLE STONE CULTURE HOLDINGS LIMITED, CANXING INTERNATIONAL MEDIA LIMITED, SOCIAL HUB ENTERTAINMENT (ASIA) LIMITED and WIND MUSIC INTERNATIONAL CORPORATION

By:	/s/ Ma Huateng
Name: Ma Huateng
Title: Director

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

CICFH GROUP LIMITED

By:	/s/ Liang Tang
Name: Liang Tang
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

CHINA INVESTMENT CORPORATION FINANCIAL HOLDINGS

By:	/s/ Liang Tang
Name: Liang Tang
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

CICFH MUSIC INVESTMENT LIMITED

By:	/s/ Liang Tang
Name: Liang Tang
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

PAN ASIA VENTURE GROUP LIMITED

By:	/s/ Liang Tang
Name: Liang Tang
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

HERMITAGE GREEN HARBOR LIMITED

By:	/s/ Sha Li
Name: Sha Li
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

CICFH CULTURE ENTERTAINMENT GROUP

By:	/s/ Jie Ma
Name: Jie Ma
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

GREEN TECHNOLOGY HOLDINGS LIMITED

By:	/s/ Shaogang Dai
Name: Shaogang Dai
Title: Authorized Signatory

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

MARVELLOUS MOUNTAIN INVESTMENTS LIMITED

By:	/s/ Linlin Chen
Name: Linlin Chen
Title: Director

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

RED EARTH INNOVATION INTERNATIONAL COMPANY LIMITED 紅土創新國際有限公司

By:	/s/ Ni Zewang
Name: Ni Zewang (倪澤望)
Title: Director

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

POWER STREAM HOLDINGS LIMITED

By:	/s/ Tang Lan
Name: Tang Lan
Title: Director

[Signature Page to Amendment Agreement]

IN WITNESS WHEREOF, the parties to this Amendment Agreement have executed this Amendment Agreement as of the date first written above.

SHAREHOLDER:

POLYCON INVESTMENT LIMITED

By:	/s/ Xu Hanjie
Name: Xu Hanjie
Title: Director

[Signature Page to Amendment Agreement]